                                                                    Exhibit 23.6

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We hereby consent to the use in this Amendment No. 3 to the Registration Statement on Form S-1 of our report dated July 25, 2005 relating to the consolidated financial statements of LLDG Operating Company (formerly known as "Lease Marketing, Ltd."), which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York
October 24, 2005